SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 27, 2004

SKECHERS U.S.A., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-14429 (Commission File Number)	95-4376145 (I.R.S. Employer Identification No.)

228 Manhattan Beach Blvd.
Manhattan Beach, California 90266
(Address of Principal Executive Offices, Including Zip Code)

(310) 318-3100
(Registrant’s Telephone Number, Including Area Code)

Item 2.02. Results of Operations and Financial Condition.

On October 27, 2004, Skechers U.S.A., Inc. issued a press release announcing its results of operations and financial condition for the nine months ended September 30, 2004. A copy of the press release is attached as exhibit 99.1 and incorporated herein by reference.

The information in this Current Report and the exhibit attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished as part of this report:

99.1	Press Release dated October 27, 2004.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 27, 2004	SKECHERS U.S.A., INC.
	By:	/S/ David Weinberg
		Name:	David Weinberg
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated October 27, 2004